UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2022

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Letter Agreements

On August 10, 2022, the LSB Industries, Inc., a Delaware corporation (the “Company”), entered into a letter agreement with certain of its stockholders including LSB Funding LLC (“LSB Funding”), SBT Investors LLC (“SBT Investors”) and the other stockholders party thereto (the “Board Representation Letter Agreement”) and a letter agreement with the Issuer and SBT Investors (the “Rights Letter Agreement” and, together with the Board Representation Letter Agreement, the “Letter Agreements”), in each case in connection with a distribution in kind by LSB Funding of certain of its shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), to its direct and indirect equityholders (the “Distribution”). Pursuant to the Board Representation Letter, LSB Funding transferred to SBT Investors the right to designate nominees to serve on the Company’s board of directors (the “Board”) as set forth under that certain Board Representation and Standstill Agreement, dated as of December 4, 2015, among the Company and the stockholders party thereto, as amended. Pursuant to the Rights Letter Agreement, the Company, LSB Funding and SBT Investors agreed to certain amendments and modifications to the Registration Rights Agreement, dated as of December 4, 2015, by and between the Corporation and LSB Funding, as amended, and the Securities Exchange Agreement, dated as of July 19, 2021, by and between the Corporation and LSB Funding, each as further described in the Rights Letter Agreement.

The description of the Letter Agreements is a summary only and is qualified in its entirety by reference to the text of the applicable Letter Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K (this “Form 8-K”).

Underwriting Agreement

On August 10, 2022, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC and UBS Securities LLC as representatives of the several underwriters named therein (excluding the Company, the aforementioned together the “Underwriters”) and LSB Funding and SBT Investors (the “Selling Stockholders”), relating to the underwritten offering of 13,500,000 of the Company’s Common Stock (the “Shares”) and the Underwriters’ 30-day option to purchase up to an additional 1,200,000 Shares from the Selling Stockholders, (the “Offering”). All of the Shares in the Offering were sold by the Selling Stockholders. The Underwriters agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $12.3175 per share. In addition, pursuant to the Underwriting Agreement, the Company agreed to purchase from the Underwriters 5,500,000 Shares being sold by the Selling Stockholders to the Underwriters, at a price per share equal to the price being paid by the Underwriters to the Selling Stockholders, resulting in an aggregate purchase price of $67,746,250 (the “Share Repurchase”). After giving effect to the Share Repurchase, approximately $17 million of shares of Common Stock will remain available for repurchase under the Company’s previously announced repurchase program. The Company intends to fund the Share Repurchase with cash on hand.

The Offering was made only by means of a prospectus. An automatic shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022 and became effective upon filing (File No. 333-263882) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on August 10, 2022. The closing of the Offering took place on August 15, 2022.

The description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K.

Item 8.01	Other Events

In connection with the Distribution, the Company and LSB Funding entered into letter agreements with each of the distributees in the Distribution, pursuant to which each of the distributees agreed that for a period of six months following the date of the Distribution such distributees would only sell shares subject to certain limitations on the volume of shares sold as would be applicable to the unrestricted resale of shares by affiliates of the Company under Rule 144 of the Securities Act of 1933, as amended.

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated August 15, 2022, regarding the Shares sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 3, 2022, by and among the Company, the Underwriters and the Selling Stockholders.

5.1	Opinion of Ropes & Gray LLP

10.1	The Board Representation Letter Agreement, dated as of August 10, 2022, by and among the Company, LSB Funding LLC, SBT Investors and the other parties thereto.

10.2	The Rights Letter Agreement, dated as of August 10, 2022, by and among the Company, LSB Funding LLC and SBT Investors.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel